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EXHIBIT 99.1

CERTIFICATION
PURSUANT TO 18 U.S.C. 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANRS-OXLEY ACT OF 2002)

        In connection with the Quarterly Report on Form 10-QSB (the "Form 10-QSB") of Apogee Technology, Inc. and Subsidiary for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

1.
The Report fully complies, in all material respects, with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002	/s/ HERBERT M. STEIN Herbert M. Stein Chairman of the Board, President and Chief Executive Officer
Dated: November 14, 2002	/s/ DAVID SPIEGEL David Spiegel Treasurer and Principal Financial Officer and principal accounting officer

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CERTIFICATION PURSUANT TO 18 U.S.C. 1350 (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANRS-OXLEY ACT OF 2002)